UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 29, 2009

SPORTS PROPERTIES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33918	74-3223265
(Commission File Number)	(I.R.S. Employer Identification No.)

437 MADISON AVENUE

NEW YORK, NEW YORK 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 328-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2009, Sports Properties Acquisition Corp., a Delaware corporation (“Sports Properties”), entered into letter agreements (each, an “Advisor Agreement”) with each of Ladenburg Thalmann & Co. Inc. (“Ladenburg”), Maxim Group LLC (“Maxim”), GunnAllen Financial, Inc. (“GunnAllen”) and RBC Capital Markets Corporation, successor-in-interest to Ferris, Baker Watts Incorporated (“RBC” and, together with Ladenburg, Maxim and GunnAllen, the “Underwriters”).

The Advisor Agreement provides that upon the consummation of the transactions (the “Framework Transactions”) contemplated by the Framework Agreement, dated as of November 18, 2009, between Sports Properties and Medallion Financial Corp., in lieu of the applicable Underwriter’s share of the deferred underwriting discounts and commissions it is entitled to pursuant to the Underwriting Agreement, dated as of January 17, 2008 (the “Underwriting Agreement”), between Sports Properties and Banc of America Securities LLC, as representative of the Underwriters, such Underwriter will receive a fee equal to the product of 13.69%, in the case of Ladenburg, 4.50%, in the case of Maxim, 2.25%, in the case of GunnAllen, and 1.99%, in the case of RBC, multiplied by the lesser of (A) $2,150,000 and (B)1.5% multiplied by an amount equal to the difference of (i) the value of the Sports Properties’ trust account on the closing date of the Framework Transactions, less (ii) any amounts paid to Sports Properties stockholders with whom Sports Properties enters into forward or other contracts before the close of the Framework Transactions to purchase such stockholders’ shares and (iii) any amounts paid to Sports Properties public stockholders who both vote either for or against the Framework Transactions and demand that Sports Properties convert their shares into cash.

Each Underwriter agrees that the agreements are subject to and contingent upon the consummation of the Framework Transactions.

The foregoing description is qualified in its entirety by reference to the full text of the Advisor Agreements, which are attached to this Current Report on Form 8-K as Exhibits 1.1, 1.2, 1.3 and 1.4 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

1.1	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and Ladenburg Thalmann & Co. Inc.

1.2	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and Maxim Group LLC

1.3	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and GunnAllen Financial, Inc.

1.4	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and RBC Capital Markets Corporation, successor-in-interest to Ferris, Baker Watts Incorporated

This report and the exhibits hereto may include “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Sports Properties’ actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Sports Properties’ expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation and warrant amendments and related transactions; approval of the proposed certificate of incorporation and warrant amendments and related transactions by stockholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation and warrant amendments and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Sports Properties’ control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following:

•	Regulatory changes affecting the taxicab industry;

•	The level of rental revenue Sports Properties achieves from its assets;

•	The market value and the supply of, and demand for, taxicab medallions;

•	The challenges that Sports Properties may face as a result of the current economic slow-down;

•	The conditions in the local markets in which Sports Properties operates, as well as changes in national economic and market conditions;

•	Sports Properties’ ability to lease and acquire taxicab medallions;

•	The level of revenue Sports Properties achieves from its fleet operations;

•	Sports Properties’ ability to enter into new leases or to renew leases with existing lessees of its taxicab medallions at favorable rates;

•	The competitive landscape impacting the taxicab industry;

•	Sports Properties’ relationships with its lessees and their financial condition;

•

Sports Properties’ use of leverage as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities Sports Properties obtains;

•	The growth or continuing importance of taxicabs located in the major metropolitan areas in which Sports Properties invests;

•	The level of Sports Properties’ operating expenses, including amounts Sports Properties is required to pay to its management team;

•	Sports Properties’ net realized gain or loss on the sale or other disposition of taxicab medallions; and

•	Changes in interest rates that could impact the market price of Sports Properties’ common stock and the cost of its borrowings.

Other factors include the possibility that the transactions contemplated by the Framework Agreement do not close, including due to the failure to receive required stockholder and warrantholder approvals, or the failure of other closing conditions.

Sports Properties cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Sports Properties’ most recent filings with the SEC and in the definitive proxy statement to be used in connection with the transactions contemplated by the Framework Agreement, as described below. All subsequent written and oral forward-looking statements concerning Sports Properties, the Framework Agreement, the related transactions or other matters and attributable to Sports Properties or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Sports Properties cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Sports Properties does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

Sports Properties has filed a preliminary proxy statement with the SEC in connection with the proposed transactions, certificate of incorporation amendments and the warrant amendments and to mail a definitive proxy statement and other relevant documents to Sports Properties’ stockholders and warrantholders. Sports Properties’ stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement, and, when available, amendments thereto, if any, and the definitive proxy statement in connection with solicitation of proxies for the special meetings of Sports Properties’ stockholders and warrantholders to be held to approve the proposed transactions, certificate of incorporation amendments and the warrant amendments because this proxy statement will contain important information about Sports Properties and the proposed transactions. Such persons can also read Sports Properties’ final prospectus from its initial public offering dated January 17, 2008, its annual report on form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 27, 2009, as amended (“Annual Report”) and other reports as filed with the SEC, for a description of the security holdings of Sports Properties’ officers and directors and their affiliates and their other respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders and warrantholders as of a record date to be established for voting on the proposed transactions, certificate of incorporation amendments, the warrant amendments and related transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Sports Properties, 437 Madison Avenue New York, New York 10022, Attention: Andrew Murstein, telephone (212) 328-2100.

Participation in Solicitation

Sports Properties and its current directors and executive officers and Alvin Murstein and Michael Kowalsky, individuals who Sports Properties expects will become its executive officers, are participants in the solicitation of proxies for the special meetings of Sports Properties’ stockholders and Sports Properties’ warrantholders to approve the proposed transaction. A list of the names of those directors and officers and descriptions of their interests in Sports Properties is contained in Sports Properties’ Annual Report. Sports Properties’ stockholders and warrantholders may also obtain additional information about the interests of its directors, officers and stockholders in the transactions by reading the preliminary proxy statement and other relevant materials to be filed by Sports Properties with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTS PROPERTIES ACQUISITION CORP.

Dated: December 29, 2009	By:	/s/ LARRY D. HALL
Larry D. Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and Ladenburg Thalmann & Co. Inc.

1.2	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and Maxim Group LLC

1.3	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and GunnAllen Financial, Inc.

1.4	Advisor Agreement, dated December 29, 2009, between Sports Properties Acquisition Corp. and RBC Capital Markets Corporation, successor-in-interest to Ferris, Baker Watts Incorporated